Commitments and Contingent Liabilities	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingent Liabilities
Commitments and Contingent Liabilities
Commitments
We lease office equipment and office and warehouse space under various noncancelable operating lease agreements that expire through June 2028. Rent expense was as follows:

	Year ended December 31,
	2011	2010	2009
	(In thousands)
Minimum rent expense	$6,726	$6,490	$6,483
Total rent expense	$6,726	$6,490	$6,483
We had no contingent rent expense during 2011, 2010, and 2009. In September 2011, we signed an agreement to lease a new build-to-suit facility which will replace and consolidate substantially all of our existing Duluth, Georgia-based executive and home office operations. We expect the building to be complete and ready for occupancy in the second quarter of 2013. The initial lease term will be 15 years with estimated minimum annual rental payments ranging from approximately $4.5 million at inception to approximately $5.6 million in year 15. The leases covering our existing Duluth, Georgia-based executive and home office operations will terminate in the second quarter of 2013. As such, we do not expect a material increase in our annual operating lease expenditures.
At January 1, 2012, the minimum aggregate rental commitments for operating leases were as follows:

Year ending December 31,
(In thousands)
2012	$6,803
2013	6,559
2014	6,356
2015	5,863
2016	5,916
Thereafter	61,064
Total minimum rental commitments for operating leases Net investment income	$92,561
Contingent Liabilities
In late 2011 and early 2012, several arbitration claims were filed with the Financial Industry Regulatory Association (FINRA) against our subsidiary, PFS Investments, Inc. and certain of its registered representatives seeking unspecified damages arising from the allegation that the representatives improperly recommended that the claimants transfer their retirement benefits from the Florida Retirement System's defined benefit plan to its defined contribution plan. In addition, a case alleging the same claims has been filed against us, PFS Investments, Inc. and a registered representative in Miami-Dade County Circuit Court. We believe we have meritorious defenses to the claims, and we intend to vigorously defend against them. We could incur significant costs and liabilities defending and/or resolving these claims, and we are unable at this early stage to assess with confidence what effect, if any, the ultimate resolution of these claims will have on our business, financial position or results of operations.
The lawyer representing the claimants in this matter has informed us that he intends to pursue similar claims on behalf of other potential claimants. We could incur significant costs and liabilities defending and/or settling these claims, and we are unable at this early stage to assess with confidence what effect, if any, the ultimate resolution of these claims will have on our business, financial condition or results of operations.
The Company is involved from time to time in legal disputes, regulatory inquiries and arbitration proceedings in the normal course of business. These disputes are subject to uncertainties, including the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation. As such, the Company is unable to estimate the possible loss or range of loss that may result from these matters. While it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company’s financial position, based on information currently known by the Company’s management, in management's opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect.